SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

UNIVERSAL TANNING VENTURES, INC.
(Name of Registrant as Specified in Its Charter)

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UNIVERSAL TANNING VENTURES, INC.

600 East Altamonte Drive, Unit 1050

Altamonte Springs, Florida 32701

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Stockholders:

Notice is hereby given that as of May 21, 2006, we sought and obtained the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the outstanding voting power of our common stock, approving amendments to our Certificate of Incorporation to (i) change the name of the Company from “Universal Tanning Ventures, Inc.” to “Universal Energy Corp.” and (ii) increase the number of shares of our capital stock we are authorized to issue to 250,000,000 shares, of which all 250,000,000 shares will be Common Stock.

You are encouraged to carefully read the attached Information Statement, including the exhibit, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the action described herein by the holders of a majority of the voting power of Universal Tanning Ventures, Inc. will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about June 2, 2006.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

By Order of the Board of Directors

/s/ Dyron M. Watford
June 2, 2006

UNIVERSAL TANNING VENTURES, INC.

600 East Altamonte Drive, Unit 1050

Altamonte Springs, Florida 32701

INFORMATION STATEMENT

JUNE 2, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PROPOSALS ONE AND TWO BELOW HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General

This Information Statement is first being furnished on or about June 2, 2006 to stockholders of record as of the close of business on May 19, 2006 (the “Record Date”) of the common stock, par value $0.0001 per share (the “Common Stock”) of Universal Tanning Ventures, Inc. (“Universal” or the “Company”) in connection with the following (the “Actions”):

I.	PROPOSAL ONE — AMENDMENT TO THE UNIVERSAL CERTIFICATE OF INCORPORATION, INCREASING THE NUMBER OF AUTHORIZED SHARES FROM 10,000,000 SHARES OF COMMON STOCK TO 250,000,000 SHARES OF COMMON STOCK.

II.	PROPOSAL TWO — AMENDMENT TO THE UNIVERSAL CERTIFICATE OF INCORPORATION, CHANGING THE NAME OF THE COMPANY TO “UNIVERSAL ENERGY, INC.”

The Board of Directors has approved the Actions, and a majority of the Company’s stockholders (the “Consenting Stockholders”) representing not less than 6,250,000 shares of the 9,565,000 shares outstanding of the Common Stock as of the Record Date have consented in writing to the Actions. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding of Common Stock and are sufficient under the Delaware General Corporation Law and Universal’s Bylaws to approve the Actions. Accordingly, the Actions will not be submitted to the other stockholders of Universal for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the Actions in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated there under, including Regulation 14C. The text of the above amendments to the certificate of incorporation is attached as Exhibit A and is incorporated herein by reference.

Universal will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. Universal will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The principal executive office of Acorn is located at 600 East Altamonte Drive, Unit 1050, Altamonte Springs, Florida 32701.

Why have I received these materials?

Universal is required to deliver this information statement to everybody who owns common stock of Universal on the Record Date to inform them that on May 21, 2006 the holders of a majority of the disinterested voting stock have taken certain actions by written consent without a meeting that would normally require a stockholders meeting.

This information statement is being sent to you because you are a holder of common shares of Universal.

What action did the holders of a majority of the voting stock take?

A group of stockholders holding a total of 65.3% of the total voting common stock outstanding in Universal on the Record Date took action by written consent to resolve to approve amendments to our Certificate of Incorporation to (i) change the name of the Company from “Universal Tanning Ventures, Inc.” to “Universal Energy Corp.” and (ii) increase the number of shares of our capital stock we are authorized to issue to 250,000,000 shares, of which all 250,000,000 shares will be Common Stock.

Why did the stockholders take this action?

The stockholders believe that these changes will benefit the Company by (1) allowing the Company to attempt to raise additional capital by the issuance of our common stock and (2) maximizing the Company’s profit potential, including, but not limited to, changing the direction of the Company to pursue opportunities in oil and natural gas exploration.

Why is it that the holders of a majority of the voting stock can do these things without having to hold a meeting or having to send out proxies to all stockholders?

The Bylaws of Universal and Delaware law provide that any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting, providing the written consent of the stockholders having at least a majority of all the stock entitled to vote upon the action if a meeting were held.

Is it necessary for me to do anything?

No. No other votes are necessary or required. Universal anticipates that the name change and the increase in authorized shares will be effective approximately twenty (20) days after the filing with the United States Securities and Exchange Commission, and the mailing thereof to all shareholders of record as of the 19th day of May, 2006, of a definitive shareholder information statement covering the foregoing resolutions on Schedule 14C in accordance with Regulation 14C of the Securities and Exchange Act of 1934.

Who is paying for the mailing of this information statement?

Universal will pay the costs of preparing and sending out this information statement. The definitive shareholder information statement will be sent to all common stockholders of record on May 19, 2006 by regular mail on or about twenty (20) days after its filing with the United States Securities and Exchange Commission. Universal may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of the outstanding common stock.

Who are the officers and directors of Universal?

The following table sets forth certain information concerning the compensation paid by the Company for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2003, 2004 and 2005 awarded, earned or paid to the chief executive officer at December 31, 2005 and all officers and directors, as a group.

Name and Position	Year	Annual Compensation
		Salary ($)	Other Annual Compensation ($)
Glen Woods, CEO(1)	2005	$42,000	$—
	2004	$32,500
	2003	$30,000

(1)	Mr. Woods employment commenced on February 28, 2002. The amounts reflected in the above table do not include any amounts for perquisites and other personal benefits extended to such executive officer. The aggregate amount of such compensation for such officer is less than 10% of the total annual salary and bonus.

Beneficial ownership reporting compliance

Section 16(a) of the securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a class of the Company’s equity securities which are registered under the Exchange Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on representations that no other reports were required, no person required to file such a report failed to file during fiscal 2005.

Who are the principal stockholders of Universal?

At May 19, 2006 there were 9,565,000 issued and outstanding common shares and there were no preferred shares issued and outstanding.

The following chart sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of May 19, 2006, was known by us to own beneficially more than five percent (5%) of our Common Stock, and (ii) our officers and directors and (iii) officers and directors as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
Glen Woods (1)	2,250,000	23.5%
Patrick Abraham(2)	750,000	7.8%
Dwain Brannon(3)	750,000	7.8%
Charissa Ioppolo(4)	625,000	6.5%
Dyron M. Watford(1)	625,000	6.5%
Rhino Island Capital, Ltd.	2,000,000	20.9%
All directors and officers (2 persons)	2,875,000	30.0%

(1)	All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. Beneficial owners listed above have sole voting and investment power with respect to the shares shown.

(2)	The address of each of our officers listed in the table is in care of Universal Tanning Ventures, Inc., 4044 W. Lake Mary Boulevard, #104-347, Lake Mary, Florida 32746.

(3)	Mr. Abraham’s address is 12th Floor, World Trade Center, Panama, Republic of Panama.

(4)	Mr. Brannon’s address is 1025 Greenwood Boulevard, Suite 121, Lake Mary, Florida 32746.

(5)	Mrs. Ioppolo’s address is #362, 4044 W. Lake Mary Boulevard, Unit 104, Lake Mary, Florida 32746-2012.

(6)	The mailing address for Rhino Island Capital Ltd. is 30 De Castro Street, Road Town, BVI.

Biographies of current officers and directors

Glen Woods has served as our President, Chief Executive Officer, Principal Financial Officer and a Director since the acquisition of Altamonte Tan, Inc. on February 28, 2002. From March 1997 to February 2002, Mr. Woods served as the president of Altamonte Tan, Inc.

Dyron M. Watford, a Certified Public Accountant, was appointed to serve as our Principal Accounting Officer and was elected to serve as a director of the company in November 2002. In May 2001, Mr. Watford was elected and still serves as the sole officer and director of Frontier Educational Systems, Inc., of which he is the founder and sole stockholder. Frontier Educational Systems is a development stage company that intends to provide online tutoring services to the secondary educational market through the use of highly qualified tutors. Since August 2000, Mr. Watford has served as the president, sole stockholder and director of Sirus Capital Corp, Inc., a consulting company providing financial services to existing and emerging private and public companies. From December 1998 to August 2000, Mr. Watford was an auditor for Arthur Andersen, LLP. Mr. Watford obtained a Master of Business Administration degree from the University of Central Florida in December 1998.

Who are the stockholders who voted to increase the number of authorized shares for issuance from 10,000,000 to 250,000,000 and to change the name from “Universal Tanning Ventures, Inc.” to “Universal Energy Inc.”.

The list of stockholders who consented to these actions on May 21, 2006 and the percentage of common stock ownership of each are set forth below:

Name/Entity & Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percentage of Common Stock Owned
Glen Woods 600 East Altamonte Drive Unit 1050 Altamonte Springs, Florida 32701	2,250,000	23.5%
Dyron M. Watford 600 East Altamonte Drive Unit 1050 Altamonte Springs, Florida 32701	625,000	6.5%
Charissa Ioppolo 4044 W. Lake Mary Boulevard, Unit 104 – 362 Lake Mary, Florida 32746-2012	625,000	6.5%
Dwain Brannon 1025 Greenwood Boulevard Suite 121 Lake Mary, Florida 32746	750,000	7.8%
Rhino Island Capital, Ltd. 30 De Castro Street Road Town, BVI	2,000,000	20.9%

Total	6,250,000	65.3%

Except as indicated above, all of the persons and entities above named are believed to have sole voting and investment power with respect to the common shares beneficially owned by them, where applicable.

Who is entitled to receive notice of these actions by the holders of a majority of voting stock?

The Record Date for the determination of the stockholders entitled to notice of and to consent to the Actions has been fixed as of the close of business on May 19, 2006. As of that date, 9,565,000 shares of Common Stock were issued and outstanding.

Vote required

The Actions have been duly approved by the Consenting Stockholders holding a majority of the outstanding Common Stock. The Consenting Stockholders have not consented to or considered any other corporate action other than Proposals One and Two. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement.

Effective date

Under applicable federal securities laws, the actions described herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company’s stockholders. It is anticipated that the foregoing will take place 20 calendar days after the date the Information Statement is mailed to the Company’s stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on June 22, 2006.

Dissenters’ rights of appraisal

The Delaware General Corporation Law does not provide for appraisal rights in connection with the increase of authorized shares of the Company’s capital stock.

Stockholders sharing an address

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at 600 East Altamonte Drive, Unit 1050, Altamonte Springs, Florida 32701, Attn: Dyron Watford, or by contacting the Company via telephone at (407) 260-9206. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

Where can I get copies of this information statement or copies of Universal’s annual report?

Our Annual Report on Form 10-KSB, for the year ended December 31, 2005, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the “SEC”). Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Dyron M. Watford
Dyron M. Watford
Director

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION OF

UNIVERSAL TANNING VENTURES, INC.

It is hereby certified that:

1.	The name of the corporation (hereinafter called the “Corporation”) is Universal Tanning Ventures, Inc.

2.	The certificate of incorporation of the Corporation is hereby amended by striking out the paragraph entitled “FIRST” thereof , and by substituting in lieu of said paragraph the following new paragraph:

“FIRST. The name of the corporation is Universal Energy Corp.”

3.	The certificate of incorporation of the Corporation is hereby amended by striking out the paragraph entitled “Fourth” thereof , and by substituting in lieu of said paragraph the following new paragraph:

“FOURTH: The total number of shares of stock which the corporation is authorized to issue is 250,000,000 shares of Common Stock having a par value of $0.0001 per share.

4.	The amendment of the certificate of incorporation herein certified has been duly proposed, adopted and approved, in accordance with the provisions of Section 242, 141 and 228 of the General Corporation Law of the State of Delaware, by written consent of the directors and stockholders of the Corporation each dated May 21, 2006. The number of votes cast in favor of the foregoing amendment by the stockholders was sufficient for approval of the amendment.

IN WITNESS WHEREOF the undersigned hereby submits this Certificate of Amendment to the Articles of Incorporation and affirms the same as true under penalties of perjury this      day of                     , 2006.

Dyron M. Watford, Director